UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2023, Leon O. Moulder, Jr. informed Trevena (the “Company”) of his planned retirement from the Board of Directors (the “Board”) of the Company, effective as of December 31, 2023.  In connection with his retirement, Mr. Moulder also resigned as Chairman of the Board, effective immediately. Mr. Moulder has confirmed to the Company that his departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In conjunction with Mr. Moulder’s resignation as Chairman of the Board, the Board has appointed and approved Carrie Bourdow, the Company’s President and Chief Executive Officer, as the new Chair of the Board, and Scott Braunstein, M.D. as the Lead Independent Director of the Board effective immediately.

“Mr. Moulder has served on the Company’s Board and as Chairman since 2013. The Company and the Board would like to thank Mr. Moulder for his many contributions to the Company as it advanced through several important milestones over the last 10 years,” said Carrie Bourdow.

Dr. Braunstein has been a key member of the Company’s Board since 2019. The Board believes that his experience across roles in the financial sectors at Aisling Capital and J.P. Morgan, as well as his leadership positions as the former Chief Operating Officer at Pacira BioSciences, Inc. and as the current CEO and Chairman of the Board of Marinus Pharmaceuticals Inc. best position Dr. Braunstein to serve as the Lead Independent Director of the Company.

Upon the recommendation of its Nominating and Corporate Governance Committee, the Board also amended the Company’s Corporate Governance Guidelines to reflect the changes above.  A copy of the Corporate Governance Guidelines, as amended, may be found on the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: November 9, 2023	By:	/s/ Barry Shin
Barry Shin
Senior Vice President & Chief Financial Officer